Exhibit 99.1

Social Media Copy

LinkedIn

Our just-announced financial and commercial agreements with @Charter Communications, @Qurate Retail, Inc., and @Cerberus Capital Management represent a watershed moment for Comscore and the industry. Learn more about how these partnerships will uniquely position us to shape the next generation of advanced audience and advertising measurement: [link to Company press release].

Twitter

We’re thrilled to announce financial and commercial agreements with @Charter Communications, @Qurate Retail, Inc., and @Cerberus Capital Management. Learn more about how these partnerships will uniquely position us to shape the next generation of advanced audience and advertising measurement: [link to Company press release].

Email to Employees

To: Comscore Staff (All)

From: Bill Livek

Date: January 7, 2021, 6:51 p.m. ET

Dear Team,

Happy New Year to one and all. We are starting out 2021 with the very exciting announcement that we have concluded our strategic review, which we began more than a year ago. You can read the just-published press release here [link to Company press release] but I will outline the key points in this email, and I will be hosting a Town Hall tomorrow to discuss this with you further.

We have entered into a series of financial and commercial agreements with Charter Communications, Qurate Retail, Inc. (number one in video commerce among the top 10 e-commerce retailers in North America) and Cerberus Capital Management. This framework, which is subject to shareholder approval, provides us with the financial flexibility to execute our strategic plan, and positions us to shape the next generation of advanced audience and advertising measurement through the addition of enhanced data rights and preferred partnerships. I believe this is a very, very good outcome of our strategic review, and I am excited about the possibilities that it opens for us. With these investments and agreements, we will:

•	Retire our existing debt, including our previous arrangements with Starboard Value.

•	Receive long-term, enhanced data rights from Charter Communications.

•	Become Charter’s preferred local measurement partner, providing local markets with an unprecedented amount of data for media measurement.

•	Remain an independent public company.

•	Gain 6 new Board members: 2 each from our 3 new partners. These new Board members represent our shared commitment to bringing our vision into reality in the industry.

Additionally, Comcast will be extending its current data rights agreement with Comscore. In combination with the arrangements outlined above, we will be able to pursue new opportunities in TV, digital, and cross-platform offerings, improved addressable advertising capabilities, and outcome-based attribution. All of this is key to accelerating our revenue growth.

This framework represents much that benefits Comscore, but also much that will benefit our customers and the industry. Modern media measurement must account for the many ways that people consume their media: traditional linear TV, streaming, and digital views. We have seen a necessary shift from traditional demographics to audiences and impression-based measurement. As the industry steps into the next generation of media, where agencies and advertisers are taking an audience-centric approach to planning and buying across myriad platforms, we have been taking a leading role in the industry to redefine “currency.” We will drive a new industry standard in media measurement towards impression-based measurement for selling and buying of advertising. We will take a fresh approach toward engaging with our clients, partners, and the industry to:

•	Innovate and build the next generation of audience and advertising solutions.

•	Expand our footprint – across platforms and around the world.

•	Empower our clients to succeed in the new normal with our customer-centric focus.

In terms of next steps, in addition to our press release today, we are reaching out to our customers and investor community with this news. We will move into the next phase of activities that are necessary to finalize and close these agreements. We anticipate a final shareholder vote later in Q1 2021.

As you can imagine, the weeks (and months) leading up to this announcement have been incredibly busy for many of your colleagues who have been immersed in this strategic review, in addition to their “normal” day-to-day work. I want to thank them especially for giving their holiday time, evenings, and weekends to get us to this point. Thank you.

And thank you to all of you who make this company something to be proud of, something to celebrate, and something that I believe will be monumentally successful in 2021 and beyond.

Kind regards,

Bill

The following information is provided as a requirement on all company communications related to this transaction.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction. Comscore intends to file a proxy statement (the “Proxy Statement”) with the SEC in connection with the solicitation of proxies by Comscore in connection with the proposed transaction. Comscore also intends to file other relevant documents with the SEC regarding the proposed transaction. The definitive Proxy Statement will be mailed to Comscore’s shareholders when available. Before making any voting or investment decision with respect to the proposed transaction, shareholders of Comscore are urged to read the definitive Proxy Statement regarding the proposed transaction (including any amendments or supplements thereto) and other relevant materials carefully and in their entirety when they become available because they will contain important information about the proposed transaction. The Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Comscore with the SEC, may be obtained once such documents are filed with the SEC free of charge on the SEC’s website at www.sec.gov or free of charge from Comscore at www.comscore.com or by directing a request to Comscore’s Investor Relations team at press@comscore.com or by calling 646-746-0579.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Comscore and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding Comscore’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on May 29, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 28, 2020. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal and state securities laws. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including Comscore’s expectations, plans and opinions regarding the proposed transaction, related commercial agreements, future data rights and sources, revenue opportunities and growth. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including changes in the investment or commercial agreement terms, failure to obtain shareholder approval, failure to obtain required consents, delays in closing the transaction, and Comscore’s ability to achieve its expected strategic, financial and operational plans. For additional discussion of risk factors, please refer to Comscore’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that Comscore makes from time to time with the SEC, which are available on the SEC’s website (www.sec.gov). Investors are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Comscore does not intend or undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

Email to Customers

To: [_________]

From: Bill Livek

Date: January 7, 2021, 7:20 p.m. ET

Dear [_________],

Happy New Year! Thank you for your continued business. I am excited to kick off 2021 by sharing new game-changing developments for Comscore and our plan to help you succeed in a new era of consumer engagement.

Today, Comscore announced a series of financial and commercial agreements with Charter Communications, Qurate Retail, Inc., and Cerberus Capital Management. This framework, subject to shareholder approval, represents a watershed moment for our company. We will now be uniquely positioned to shape the next generation of massive scale measurement of advanced audiences and impressions.

Ultimately, these agreements will supercharge our efforts as we pave the path to the future for the benefit of all customers. To learn more about these new partnerships, I invite you to read more about today’s announcement here [link to Company press release].

Speaking of the future, the evolution of consumer consumption was significantly accelerated by the pandemic. We know that media will never be the same, and neither will its currency.

To meet these challenges, Comscore has reinvented its approach by building a currency designed for our new era, where brands are taking an audience-centric and outcome-based approach to planning and buying and requiring impressions to evaluate their success – regardless of where content and advertising are viewed by consumers.

We are taking a fresh approach to serving our clients, partners and the industry, in which we will:

•	Innovate and build the next generation of audience and advertising solutions and movie measurement.

•	Expand our footprint – across platforms and around the world.

•	Empower our clients to succeed in the new normal with our customer-centric focus.

For years, you’ve looked to Comscore as a gold standard for measuring audiences across the media landscape. Today, as we enter the next generation of media, we are excited to pave the path to the future as your trusted measurement currency.

As a valued client, we will be reaching out to connect with you directly in the coming days to talk more about our new agreements and our vision for the future. As always, we appreciate your partnership and thank you for your ongoing support of Comscore.

Kindest Regards,

Bill Livek

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction. Comscore intends to file a proxy statement (the “Proxy Statement”) with the SEC in connection with the solicitation of proxies by Comscore in connection with the proposed transaction. Comscore also intends to file other relevant documents with the SEC regarding the proposed transaction. The definitive Proxy Statement will be mailed to Comscore’s shareholders when available. Before making any voting or investment decision with respect to the proposed transaction, shareholders of Comscore are urged to read the definitive Proxy Statement regarding the proposed transaction (including any amendments or supplements thereto) and other relevant materials carefully and in their entirety when they become available because they will contain important information about the proposed transaction. The Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Comscore with the SEC, may be obtained once such documents are filed with the SEC free of charge on the SEC’s website at www.sec.gov or free of charge from Comscore at www.comscore.com or by directing a request to Comscore’s Investor Relations team at press@comscore.com or by calling 646-746-0579.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Comscore and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding Comscore’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on May 29, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 28, 2020. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal and state securities laws. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including Comscore’s expectations, plans and opinions regarding the proposed transaction, related commercial agreements, future data rights and sources, revenue opportunities and growth. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including changes in the investment or commercial agreement terms, failure to obtain shareholder approval, failure to obtain required consents, delays in closing the transaction, and Comscore’s ability to achieve its expected strategic, financial and operational plans. For additional discussion of risk factors, please refer to Comscore’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that Comscore makes from time to time with the SEC, which are available on the SEC’s website (www.sec.gov). Investors are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Comscore does not intend or undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

www.comscore.com

11950 Democracy Drive

Suite 600

Reston, VA 20190

Copyright © Comscore, Inc.

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Email to Customers (Movies)

To: [_________]

From: Bill Livek

Date: January 7, 2021, 7:20 p.m. ET

Dear [_________],

Happy New Year! 2020 was a year unlike any other, and the movies industry, in particular, has faced unprecedented challenges. I want to say, unequivocally, that Comscore is by your side, as we have been for decades. We remain fully committed to innovation that propels you into a stronger tomorrow.

As we look to the future, one thing is very clear: audiences all over the world want to go back to the movies. To accelerate the movies industry recovery, Comscore is already producing the next generation data, analytics and intelligence that will position us at the leading edge of industry trends and enable our clients to succeed in 2021 and beyond.

Along these lines, I’m excited to share with you that, today, Comscore announced a series of financial and commercial agreements with Charter Communications, Qurate Retail, Inc., and Cerberus Capital Management. This framework, subject to shareholder approval, represents a watershed moment for our company that will supercharge our efforts as we pave the path to the future for the benefit of all our customers. To learn more about these partnerships, I invite you to read more about today’s announcement here [link to Company press release].

We are also taking a fresh approach to serving our clients, partners and the industry, in which we will:

•	Innovate and build the next generation of movie measurement solutions.

•	Expand our footprint – across platforms and around the world.

•	Empower our clients to succeed in the new normal with our customer-centric focus.

For years, you’ve looked to Comscore as the gold standard for measuring box office audiences. Today, as we enter the next era of media, we are excited to pave the path to the future as your trusted movies currency.

In the meantime, as always, we appreciate your partnership and thank you for your ongoing support of Comscore.

Kindest Regards,

Bill Livek

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction. Comscore intends to file a proxy statement (the “Proxy Statement”) with the SEC in connection with the solicitation of proxies by Comscore in connection with the proposed transaction. Comscore also intends to file other relevant documents with the SEC regarding the proposed transaction. The definitive Proxy Statement will be mailed to Comscore’s shareholders when available. Before making any voting or investment decision with respect to the proposed transaction, shareholders of Comscore are urged to read the definitive Proxy Statement regarding the proposed transaction (including any amendments or supplements thereto) and other relevant materials carefully and in their entirety when they become available because they will contain important information about the proposed transaction. The Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Comscore with the SEC, may be obtained once such documents are filed with the SEC free of charge on the SEC’s website at www.sec.gov or free of charge from Comscore at www.comscore.com or by directing a request to Comscore’s Investor Relations team at press@comscore.com or by calling 646-746-0579.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Comscore and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding Comscore’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on May 29, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 28, 2020. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal and state securities laws. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including Comscore’s expectations, plans and opinions regarding the proposed transaction, related commercial agreements, future data rights and sources, revenue opportunities and growth. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including changes in the investment or commercial agreement terms, failure to obtain shareholder approval, failure to obtain required consents, delays in closing the transaction, and Comscore’s ability to achieve its expected strategic, financial and operational plans. For additional discussion of risk factors, please refer to Comscore’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that Comscore makes from time to time with the SEC, which are available on the SEC’s website (www.sec.gov). Investors are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Comscore does not intend or undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

www.comscore.com

11950 Democracy Drive

Suite 600

Reston, VA 20190

Copyright © Comscore, Inc.

You are subscribed to our email list as [_________]. Not you? Click here to subscribe.

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